Exhibit 32

Certification pursuant to Rule 13a-14(b)/15d-14(b) of the Securities
Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted
pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Astec Industries, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard J. Dorris and David C. Silvious, certify, pursuant to Rule 13a-14(b)/15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard J. Dorris
Richard J. Dorris
Interim CEO and President
(Principal Executive Officer)
August 7, 2019

/s/ David C. Silvious
David C. Silvious
Chief Financial Officer, Vice President and Treasurer
(Principal Financial Officer)
August 7, 2019